UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2022, Resideo Technologies, Inc. (the “Company”) appointed Tina M. Beskid as the Company’s Vice President and Chief Accounting Officer effective immediately. Previously, Anthony L. Trunzo, the Company’s Chief Financial Officer, was serving as the Company’s Interim Chief Accounting Officer.

Ms. Beskid, age 47, most recently served as Vice President of Finance and Investor Relations at Cornerstone Building Brands, a commercial construction firm, since 2019. Prior to Cornerstone, she spent eight years with the Timken Company and spin-off TimkenSteel Corporation in a variety of accounting, finance, and investor relations roles from 2010 to 2018. Ms. Beskid was also VP and Corporate Controller at Follett Corporation from 2018 to 2019, and held a variety of positions at Caterpillar, Inc and Eaton Corporation. Ms. Beskid spent the first six years of her career at the “big four” accounting firm Deloitte & Touche. She is a graduate of John Carroll University and holds active CPA and CGMA designations.

Ms. Beskid will receive salary, annual incentive awards and long-term incentive awards, and will participate in other compensation and benefit programs, at levels consistent with her position and scope of responsibility. Ms. Beskid will also receive an initial sign-on restricted stock unit award valued at $1.1 million that vests 50% on the first anniversary and 25% on each of the second and third anniversaries of the grant date, and a cash sign-on bonus of $45,000 that is subject to repayment if Ms. Beskid resigns before the second anniversary of commencing employment. Ms. Beskid will also be entitled to participate in the Officer Severance Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel, and Corporate Secretary